UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IVEDA SOLUTIONS, INC.

  (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IVEDA SOLUTIONS, INC.

Notice of Annual Meeting of Stockholders

to be held on June 19, 2012

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Iveda Solutions, Inc., a Nevada corporation (the “Company,” “Iveda Solutions,” “we” or “us”), will be held at the offices of the Company located at 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210 on June 19, 2012, at 3:00 p.m. Mountain Standard Time, for the following purposes:

1.	To elect seven (7) members of the Company’s board of directors each for a one (1) year term to serve until the next annual meeting or until their respective successors are duly elected or appointed, and qualified;

2.	To consider and vote upon a proposal to ratify the appointment of Albert Wong & Co. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012;

3.	To approve the amendment to the Company’s 2010 Stock Option Plan increasing the maximum aggregate number of shares of the Company’s common stock that may be issued under the 2010 Stock Option Plan to Thirteen Million (13,000,000); and

4.	To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors recommends a vote “FOR” Proposals 1 through 3. The record date for the Annual Meeting is Monday, May 7, 2012. Only stockholders who owned Iveda Solutions common stock as of the close of business on May 7, 2012 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Your vote is important and all stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please sign, date and return the enclosed proxy in the accompanying envelope as promptly as possible so that your shares will be voted. The envelope requires no postage if mailed within the United States. If you attend the Annual Meeting, you may revoke the proxy and vote personally on all matters brought before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting of Stockholders to Be Held on June 19, 2012:

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as amended, including financial statements, are available to you at the SEC’s website located at www.sec.gov. The public can also obtain copies by visiting the SEC’s Public Reference Room at 100 F Street NE, Washington, DC 20549 or by calling the SEC at 1-800-SEC-0330.

By:	Order of the Board of Directors,
David Ly, Chief Executive Officer, President and Chairman

May 14, 2012

Mesa, Arizona

IVEDA SOLUTIONS, INC.

1201 S. Alma School Rd., Suite 8500

Mesa, Arizona 85210

(408) 307-8700

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 19, 2012

INTRODUCTION

General

This Proxy Statement is being furnished to the stockholders of Iveda Solutions, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies by the Company’s board of directors (the “Board of Directors”) from holders of the Company’s common stock, $0.00001 par value (“Common Stock”), to be voted at the Company’s Annual Meeting of Stockholders to be held at the offices of the Company located at 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210 on June 19, 2012, at 3 p.m. Mountain Standard Time (the “Annual Meeting”). At the Annual Meeting, stockholders will be asked to (i) elect seven (7) members of the Board of Directors (Proposal 1); (ii) consider and vote upon a proposal to ratify the appointment of Albert Wong & Co. as the independent registered public accounting firm for the Company for the year ending December 31, 2012 (Proposal 2); and (iii) approve the amendment to the Company’s 2010 Stock Option Plan increasing the maximum aggregate number of shares of the Company’s common stock that may be issued under the 2010 Stock Option Plan to Thirteen Million (13,000,000) (Proposal 3).

The complete mailing address of the executive offices of Iveda Solutions, Inc. is 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210.

The accompanying Notice of the Annual Meeting of Stockholders, this Proxy Statement, and the enclosed proxy card are first being mailed to stockholders on or about May 14, 2012.

Record Date

The Board of Directors has fixed the close of business on May 7, 2012 as the record date (the “Record Date”) for determining the holders of the Company’s Common Stock. Accordingly, only holders of record of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting, with each share of Common Stock entitling its holder to one vote on all matters properly presented at the Annual Meeting.

Outstanding Shares

On the Record Date, there were 18,554,230 shares of Common Stock outstanding held by approximately 200 record owners.

Quorum

The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting, or 9,277,116 shares of Common Stock, is necessary to constitute a quorum at the Annual Meeting.

1

Voting

Each stockholder will be entitled to one vote for each share of Common Stock held of record by the stockholder on the Record Date on all matters submitted for stockholder approval at the Annual Meeting on which the shares are entitled to vote. Stockholders are not entitled to cumulate votes on any proposal proposed for action at the Annual Meeting.

Abstentions and broker non-votes will not be counted as an affirmative or negative vote on any proposal.

If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote these shares on any of the proposals, the broker may not exercise discretion to vote for or against those proposals. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote so we encourage you to vote your shares.

Proxies

The Board of Directors is soliciting the enclosed proxy for use at the Annual Meeting and any adjournments or postponements of that meeting. The proxy holders will not vote the proxy at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Annual Meeting, and not properly revoked by the stockholder in accordance with the instructions below, will be voted at the Annual Meeting or any adjournments or postponements thereof in accordance with the instructions in the proxy.

The shares represented by each signed proxy will be voted in accordance with the instructions given on the proxy. If a signed proxy is received but no instructions are indicated, the proxy will be voted as follows:

•	FOR the seven nominees to the Company’s Board of Directors named in this Proxy Statement;
•	FOR the ratification of the appointment of Albert Wong & Co. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012;
•	FOR the amendment to the Company’s 2010 Stock Option Plan increasing the maximum aggregate number of shares of the Company’s common stock that may be issued under the Plan to Thirteen Million (13,000,000);
•	at the discretion of the persons named in the proxy on any other business that may properly come before the Annual Meeting.

The person giving any proxy in response to this solicitation may revoke it at any time before the proxy is voted:

•	By filing with the Company’s corporate secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy; or
•	By signing and dating a subsequent proxy relating to the same shares and delivering it to the Company’s corporate secretary before the Annual Meeting; or
•	By attending the Annual Meeting and voting in person.

Attendance at the Annual Meeting without taking one of the foregoing measures will not constitute a revocation of a proxy.

Any written notice revoking a proxy should be sent to Iveda Solutions, Inc., 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210, Attention: Secretary, or hand delivered to the corporate secretary at the Annual Meeting, at or before the taking of the vote.

2

Notice to Beneficial Owners of Shares

Any shares held in the name of fiduciaries, custodians, or brokerage houses for the benefit of their clients or otherwise held in “street name” may only be voted by the fiduciary, custodian, or brokerage house itself. The beneficial owner may not directly vote or appoint a proxy to vote the shares and should instruct the person or entity in whose name the shares are held how to vote. Brokerage houses should provide beneficial owners with instructions that the beneficial owners must follow to direct the voting of their shares.

Solicitation of Proxies

We will bear the cost of preparing, printing, and mailing this Proxy Statement and of the solicitation of proxies by the Board of Directors. Solicitation will be made by mail and, in addition, may be made by our directors, officers, and employees personally, or by telephone, facsimile or e-mail. None of those persons will be compensated for soliciting proxies. We will request brokers, custodians, nominees, and other like parties to forward copies of proxy materials to the beneficial owners of the shares and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

3

PROPOSAL 1

ELECTION OF DIRECTORS

General

The Company’s Bylaws provide that the Company’s Board of Directors shall consist of not less than one and not more than 13 members, each of whom serves a one-year term until the next annual meeting or until their respective successor is duly elected or appointed, and qualified.

Unless otherwise specified in the Proxy Statement, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the nominees named below. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other persons as the Board of Directors may recommend.

Information Regarding Nominees

The following sets forth certain information about the director nominees based on information these individuals supplied to the Company, including their names, ages, principal occupations for at least the past five years, and their directorships with other companies. All nominees are for a one-year term expiring in 2013.

Shares represented at the Annual Meeting by executed but unmarked proxies will be voted “FOR” the named nominees.

Name	Age	Occupation and Employment History

David Ly	36	Mr. Ly founded Iveda and has served as a director and as the President and Chief Executive Officer since inception. He has held positions with several major corporations, including Applications Engineer at Metricom, Inc. (from 1998 to 2001), Corporate Sales at Nextel Communications (from 2001 to 2002), Market Manager at Door To Door Storage (from 2001 to 2002), and B2B Sales Manager at T-Mobile USA (from 2002 to 2004). While at T-Mobile, his last position before founding Iveda Solutions, he was awarded the prestigious sales award of President’s Club Top Salesman. Mr. Ly received his B.S. in Civil Engineering, with a minor in International Business, from San Francisco State University. Mr. Ly’s day-to-day leadership as our Chief Executive Officer provides him with detailed knowledge of our business and operations. Among other professional experiences, qualifications, and skills, Mr. Ly brings in depth knowledge and understanding of the video surveillance industry, as well as business and engineering expertise and management skills that have been critical to formulating the Company’s short and long-term strategies.

Joseph Farnsworth	52	Mr. Farnsworth was appointed to Iveda’s Board of Directors in January 2010. Mr. Farnsworth has over 25 years of experience in the real estate industry. Since 1995, Mr. Farnsworth has served as President and a director of Farnsworth Realty & Management Co., an Arizona based privately held real estate company. He has also served on the board of Farnsworth Development, a closely held real estate developer, since 1995, and on the board of Farnsworth Companies since 2008. From 1987 to 1991, Mr. Farnsworth served as President of Farnsworth International, a real estate investment company based in Taipei, Taiwan, and from 1990 to 1995, Mr. Farnsworth served as President of Alfred’s International, a company with operations in China and Korea. He serves on the Board of Directors of Arizona Brain Food, an organization providing food to lower income school children, and is actively involved with the La Masita, a homeless shelter. He has previously served on the Board of Adjustment for the City of Mesa, Arizona, and also previously served on the City Planning and Zoning Board for the City of Mesa, Arizona. Mr. Farnsworth is a graduate of Brigham Young University with a B.S. in real estate finance and is a licensed Arizona real estate broker. Among other professional experiences, qualifications, and skills, Mr. Farnsworth has substantial knowledge of the usefulness of the Company’s services in the real estate industry and has extensive contacts in the industry. In addition, Mr. Farnsworth has extensive experience in managing companies, as well as a strong background in finance, all of which are vital to the overall success of the Company.

4

Name	Age	Occupation and Employment History

Gregory Omi	51	Mr. Omi has been a director since 2005. Mr. Omi has been working as a senior programmer for Zynga since November 2009, writing online games in Flash for Facebook. From January 2009 to November 2009, Mr. Omi worked at Monkey Gods, LLC, a video game provider, designing Facebook applications as a programmer. From October 2006 to January 2009, Mr. Omi worked at Flektor, Inc., focused on Flash 9 / Flex 2 / Action Script 3, C, XML and Ruby programming for a web application, including video and image processing. Flektor was acquired by FOX Interactive Media in 2007. From October 1996 to June 2006, Greg held the position of Senior Programmer with Naughty Dog, a computer game company, which was acquired by Sony. He has also held programming positions with 3DO (from 1992 to 1996), TekMagic (during 1992), Epyx (from 1986 to 1992), Atari (during 1991), Nexa (from 1982 to 1983 and 1985 to 1986) and HES (during 1983). Mr. Omi attended DeVry Institute in Phoenix, Arizona from 1979 to 1980 where he studied industrial electronics engineering. Among other professional experiences, qualifications, and skills, Mr. Omi’s expertise and skills in computer programming, software development, and writing code are beneficial to the development of our products.

James D. Staudohar	74	Mr. Staudohar was appointed to Iveda’s Board of Directors in January 2010. Since 2003, Mr. Staudohar has served as President of Lakeview Enterprises, LLC, providing business advisory and consulting services to companies throughout the Phoenix metropolitan area. From 2007 to 2009, Mr. Staudohar served as the Chief Financial Officer and as a director of Veritest International Corporation, a startup company that raised approximately $2.8 million dollars for the development of a drug screening device. From 1994 to 2002, Mr. Staudohar served as Vice Chairman and Chief Financial Officer of RSI Enterprises, Inc., a multi-million dollar profitable asset recovery business located in Phoenix, Arizona. Prior to 1994, Mr. Staudohar held a number of financial positions, including serving as Vice President and Corporate Controller of Modern Merchandising, Inc. from 1981 until its acquisition by Best Products, Inc. in 1983, when Mr. Staudohar was promoted to Chief Financial Officer and Senior Vice President of Best Products, a $3 billion retail organization, positions he held until 1989. Mr. Staudohar also served from 1973-1981 as Vice President and Controller of B. Dalton Bookseller during a period when the retail chain grew from 66 to 650 stores.

		In addition to his financial experience, Mr. Staudohar previously served on the board of directors of Smith & Wesson Holding Corporation, the publicly traded parent company of the gun manufacturer from 2002 to 2004. He also served as the Chair of Smith & Wesson’s Audit Committee and as a member of the Nominating Committee. Mr. Staudohar presently serves on the board of directors and on multiple committees of the Phoenix Sister Cities Commission, a not for profit company. Mr. Staudohar holds a B.A. from the University of Minnesota. Among other professional experiences, qualifications and skills, Mr. Staudohar’s knowledge and understanding of the capital markets and his in-depth experience in corporate finance and business management will provide valuable assistance to the Company in oversight of financial management, internal controls, and strategic planning. Mr. Staudohar also serves as Chairman of the Company’s Audit Committee.
5

Name	Age	Occupation and Employment History

Robert D. Gillen	57	Mr. Gillen was appointed to Iveda’s Board of Directors in November 2011 and recently as a member of the Audit Committee. Mr. Gillen is the president of the Law Offices of Robert D. Gillen, Ltd., a law firm assisting clients with domestic and international planning, with offices located in Scottsdale, Arizona and Naperville, Illinois. Mr. Gillen is an international speaker and has extensive experience in advising businesses and professionals on tax and legal matters. Mr. Gillen graduated from the University of Illinois in 1976 with a Bachelor of Science in Business Administration and from IIT Chicago Kent College of Law in 1979 with a Juris Doctor Degree with Honors. Mr. Gillen has been active in the cellular industry since its inception. Mr. Gillen has served on various private company boards of directors and advisory committees for growing companies, as well as donating his time and expertise on not-for-profit boards. Mr. Gillen has also authored many articles on business, tax and legal matters. Mr. Gillen’s experience in international business from the legal and financial perspective is valuable to our Board of Directors as Iveda expands its operations globally.

Chen-Ho (Alex) Kuo	48	Mr. Kuo was appointed to Iveda’s Board of Directors in November 2011. In 2009, Alex Kuo was hired by Iveda as a consultant to facilitate the acquisition of MEGAsys—Taiwan. Shortly after the completion of the acquisition, in May 2011, Iveda hired Mr. Kuo as Senior Vice President of Global Strategies—Asia, and then promoted him to Chief Strategy Officer. Mr. Kuo was also recently appointed to Iveda’s Compensation Committee and Nominating Committee. He has 20 years of executive experience at Acer Group. Prior to Acer, he was General Manager at Servex/Anextek from 2001 to 2007. He also held Vice President and Senior Vice President positions at China Security and Surveillance Technology (NYSE:CSR), FalconStor Software (NASDAQ: FALC), and Global Data SolutionsLimited from 2007 to 2010. Mr. Kuo also serves as an instructor at the Cloud Computing Industry Association of Taiwan. Mr. Kuo received his Masters of Science and Technology Innovation Management from George Washington University and his undergraduate degree from National Taiwan University. Mr. Kuo’s expertise in the worldwide computing industry and the security industry makes him a valuable member of the Board of Directors. He also contributes engineering expertise, business relationships with Asian manufacturers and insight into doing business in Asia that is extremely valuable to Iveda’s success in Asia.

Alejandro Franco	59	Mr. Franco was appointed to Iveda’s Board of Directors in November 2011 and was recently appointed to the Compensation Committee and Nominating & Corporate Governance Committee. Mr. Franco has been serving Iveda as a consultant for over a year, with respect to business development and strategic partnership opportunities in Mexico. He has been advising and facilitating the Company’s negotiations with a telecommunications company in Mexico. Mr. Franco has 26 years of cross-industry experience and accomplishment with leading start-up and high-growth companies. He is known for delivering strong and sustainable revenue and profit gain in highly competitive markets throughout China, Taiwan, USA, Mexico, and Brazil. He has extensive experience in leading large-scale, complex, global operations in China, Taiwan, Latin America, and the U.S. Mr. Franco is the president and founder of Amextel in Mexico. He also founded and was president of TVM, Inc., in Mexico from 1985 to 1988 and Bela Corp. in the U.S. from 1988 to 2000. Mr. Franco has a degree in Economics from UNAM University, Mexico, a degree in Industrial Design from IBERO University, Mexico, and Masters in Theology from Oblate University, San Antonio Texas. Mr. Franco’s extensive business experience in Latin America and connecting technology companies with distribution allow him to provide guidance on best methods and business practices to Iveda as we expand our business in Latin America.

Meetings of the Board of Directors; Committees

The Board of Directors has appointed an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The following table summarizes our committee membership. Mr. Ly, as a member of management, does not sit on any committees.

6

Nominating & Corporate
Name	Audit	Compensation	Governance
David Ly
James Staudohar	X(1)	X
Gregory Omi		X	X(1)
Joseph Farnsworth	X	X(1)	X
Robert Gillen	X
Alex Kuo		X	X
Alejandro Franco		X	X

(1)	Chairman

Audit Committee. The Audit Committee was established on February 18, 2010, although the Board of Directors had previously adopted a charter, which was amended on April 13, 2010. The Audit Committee held 3 meetings during the last fiscal year. The Audit Committee Charter lists the purposes of the Audit Committee as overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, and providing assistance to the Board of Directors in monitoring: (1) the integrity of the Company’s financial statements; (2) the Company’s compliance with legal and regulatory requirements; (3) the independent auditor’s qualifications and independence; and (4) the performance of the Company’s internal audit function, if any, and independent auditor.

The members of the Audit Committee are Messrs. Staudohar (Chairman), Farnsworth and Gillen. The Board of Directors has determined that Mr. Staudohar is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission. The Board of Directors’ conclusion regarding the qualifications of Mr. Staudohar as an audit committee financial expert was based on his service as a chief financial officer of numerous companies in varied industries, his experience as a certified public accountant and his degree in accounting.

Compensation Committee. The Compensation Committee was established on February 18, 2010. The Compensation Committee held 3 meetings during the last fiscal year. The Compensation Committee is responsible for: (1) setting base compensation for all executive-level employees; (2) approving bonus plans for executive-level employees; (3) authorizing issuance of Company stock options and/or warrants; (4) reviewing and making recommendations to the Board of Directors regarding bonus plans for non-executive level employees; and (5) making recommendations to the Board of Directors regarding the Company’s profit-sharing plans. The members of the Compensation Committee are Messrs. Farnsworth (Chairman), Staudohar, Omi, Kuo and Franco. Any compensation decisions regarding members of the Compensation Committee are made by the full Board of Directors. The Compensation Committee does not operate pursuant to a charter and did not utilize the services of an external compensation consultant during the fiscal year ending December 31, 2011.

Nominating and Corporate Governance. The Nominating and Corporate Governance Committee was established on February 18, 2010. The Committee held no meetings during the last fiscal year. The members of the Nominating and Corporate Governance Committee are Messrs. Omi (Chairman), Farnsworth, Kuo and Franco. The Nominating and Corporate Governance Committee is responsible for: (1) selecting director nominees for the Board of Directors; (2) developing and reviewing Company’s governance principles; (3) evaluating the performance of the Board of Directors and its committees; (4) providing recommendations to the Board of Directors concerning the structure and membership of the committees of the Board of Directors; and (5) reviewing, approving and ratifying transactions, if any, with related persons. The Nominating and Corporate Governance Committee does not have established minimum qualification requirements for potential directors, and instead evaluates each candidate on a case-by-case basis, including review of the candidates resume, interviews with the candidate, and interviews with the candidate’s references. The Nominating and Corporate Governance Committee does not operate pursuant to a charter and has not paid any fees to a third party to identify or evaluate potential nominees.

7

Meeting Attendance

The Board of Directors met 6 times during the last fiscal year. Each director attended over 80% of the meetings of the Board of Directors and each committee on which he served and which met during the last fiscal year.

Independence of the Board of Directors

The Board of Directors has determined that Messrs. Farnsworth, Omi, Staudohar and Gillen each qualify as an independent director based upon those individuals’ freedom from relationships with the Company which would impair their ability to exercise independent judgment on behalf of the Company, insofar that none of such persons is party to any consulting, advisory or other arrangement with the Company (other than compensation for their service on the Board of Directors) and none of such persons is an “affiliated person” of the Company or any of its subsidiaries (as such term is defined for purposes of Section 10A(m)(3)(B)(ii) of the Securities Exchange Act). Messrs. Farnsworth, Omi, Staudohar and Gillen each meet applicable corporate governance standards for independence both as a director and as a member of the committee on which such director serves. The Company did not consider any relationship or transaction between itself and these independent directors not already disclosed in this Proxy Statement in making this determination.

There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current directors to the Board of Directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of the Company’s affairs.

There are no agreements or understandings for any officer or director to resign at the request of another person, and none of the officers or directors are acting on behalf of, or will act at the direction of, any other person. There are no family relationships among our executive officers and directors.

Director Nomination Procedures

The Nominating and Corporate Governance Committee considers recommendations from securities holders for candidates for the Board of Directors, as well as candidates recommended by current directors, company officers, employees and others.

Each of the nominees is an incumbent director. The Board of Directors believes that all of the nominees possess a desirable understanding of the Company and the industry in which it operates, and are independent and otherwise qualified to serve on the Board of Directors, and therefore recommends that all nominees be re-elected as members of the Board of Directors.

Communication with Directors

Any stockholder who wishes to communicate with members of the Board of Directors, individually or as a group, may do so by writing to the intended member or members of the Board of Directors, c/o Secretary, Iveda Solutions, Inc., 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210. Communications should be sent by overnight or certified mail, return receipt requested. All communications will be submitted to the Board of Directors in a timely manner.

8

Required Vote

Assuming the existence of a quorum, the seven nominees receiving the most votes will be elected directors. Nevada corporate law provides that directors are elected by a plurality of the votes cast by the stockholders who are entitled to vote and are present in person or represented by proxy at the meeting. In other words, the seven nominees receiving the most votes, even if less than a majority of the shares cast, will be elected to the Board of Directors. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

Director Compensation for Fiscal Year Ended December 31, 2011

Directors have received stock compensation for their service on the Board of Directors, and are reimbursed for attendance of meetings for all non-employee directors. For the year ended December 31, 2011, all directors listed below received stock awards in the forms of options. Joseph Farnsworth, James Staudohar and Gregory Omi received 30,000 options each. Robert Gillen, Alex Kuo, and Alejandro Franco received 50,000 options each as initial compensation for their service on the Board of Directors.

During the fiscal year ended December 31, 2011, (a) the Company issued Mr. Alex Kuo 250,000 shares of Iveda common stock in exchange for his services to Iveda, which have included business development, introducing strategic alliance opportunities in Asia, and facilitating the Megays acquisition, and (b) the Company issued 250,000 shares of Iveda common stocks to Amextel, which is owned by our board member Mr. Alejandro Franco, in exchange for consulting services relating to international sales and business development and strategic alliance opportunities.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(8)	Options Awards ($)(7)		Non-Equity Incentive Plan Compensation	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Joseph Farnsworth	-	-	$11,712	(1)	-	-	-	$11,712
James Staudohar	-	-	$11,712	(2)	-	-	-	$11,712
Gregory Omi	-	-	$11,712	(3)	-	-	-	$11,712
Alex Kuo	-	$245,000	$52,706	(4)	-	-	-	$297,706
Robert Gillen	-	-	$14,206	(5)	-	-	-	$14,206
Alejandro Franco	-	$227,500	$14,206	(6)	-	-	-	$241,706

(1)	As of December 31, 2011, Mr. Farnsworth had 180,000 options outstanding.
(2)	As of December 31, 2011, Mr. Staudohar had 105,000 options outstanding.
(3)	As of December 31, 2011, Mr. Omi had 180,000 options outstanding.
(4)	As of December 31, 2011, Mr. Kuo had 150,000 options outstanding.
(5)	As of December 31, 2011, Mr. Gillen had 50,000 options outstanding.
(6)	As of December 31, 2011, Mr. Franco had 50,000 options outstanding.
(7)	See Note 7 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, filed in this report, for information regarding assumptions underlying the valuation of equity awards.
(8)	See Note 10 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, filed in this report, for information regarding assumptions underlying the valuation of equity awards.

Mr. Ly received a salary of $118,654, a bonus of $41,981 and 300,000 options at an exercise price of $1.00 per share in fiscal year 2011 for his service as CEO and President of the Company.

Mr. Kuo received a salary of approximately $25,000 and 100,000 options at an exercise price of $1.00 per share in 2011 for his services as Chief Strategy Officer of the Company.

Board Leadership Structure and Role in Risk Oversight

The Company’s Chief Executive Officer also serves as its Chairman of the Board of Directors. The Board of Directors believes maintaining flexibility regarding whether to combine or separate the positions of Chairman and Chief Executive Officer permits it to select the most qualified candidate for the position of Chairman, including a member of management if the Board of Directors believes he or she will provide the most effective leadership for the Board of Directors. The Board of Directors believes that this leadership structure is advantageous because it allows the Company to speak on a unified and consistent basis to its various constituents, both internal and external, and fosters accountability and effective decision-making.

9

The Board of Directors and each of its standing committees (Audit, Compensation, and Nominating and Corporate Governance) oversee the management of risks inherent in the operation of the Company’s business. The Board of Directors has delegated certain risk management responsibilities to the committees. The Board of Directors and the Audit Committee evaluate Company policies with respect to the Company’s liquidity risk, regulatory risk, operational risk and enterprise risk through reviews, as needed, with management and other advisors. The Board of Directors and the Governance and Nominating Committee monitor the Company’s governance and succession risk through reviews, as needed, with management and outside advisors. The Compensation Committee reviews the impact of the Company’s compensation program and the associated incentives to determine whether they present a significant risk to the Company. The Board of Directors has concluded, based on its reviews and analysis of the Company’s compensation policies and procedures, that such policies and procedures are not reasonably likely to have a material adverse effect on the Company.

Recommendation of the Board of Directors

The Board of Directors urges the stockholders to vote “FOR” each of Messrs. Ly, Farnsworth, Omi, Staudohar, Gillen, Kuo and Franco.

10

MANAGEMENT

The following table sets forth certain information with respect to the Company’s officers and other key employees as of May 7, 2011. Executive officers of the Company are appointed by the Board of Directors, and hold office until they resign, they are terminated by the Board of Directors, or their successors are elected and qualified. There are no family relationships among our executive officers and directors.

Name	Age	Current Position	Tenure
David Ly	36	Chairman, Chief Executive Officer and President	October 2003 to present (1)
Luz Berg	50	Chief Operating Officer, Chief Marketing Officer and Secretary	November 2004 (2) to present
Alex Kuo	36	Chief Strategy Officer	May 2011 to present
Richard Gibson	59	Senior Vice President of Global Sales and Support	October 2011 to present
Dave Rovai	53	Director of Information Technology	January 2008 to present
Lynne Phillis	45	Controller	August 2011 to present

(1)	Mr. Ly founded Iveda Solutions and has served as its President and Chief Executive Officer since inception in 2003, and has served as Chief Executive Officer, President and Chairman of the Company since the October 15, 2009 merger.

(2)	Ms. Berg started with Iveda Solutions as the Vice President of Marketing in November 2004, was promoted to Senior Vice President of Operations & Marketing in May 2007, and was further promoted to Chief Operating Officer, Chief Marketing Officer and Secretary of the Company effective October 15, 2009.

Information concerning the principal occupation of Messrs. Ly and Franco are set forth under “Election of Directors.” Information concerning the principal occupation during at least the last five years of the other executive officers of the Company who are not also directors of the Company is set forth below.

Luz A. Berg joined Iveda Solutions in 2004 as the VP of Marketing. She was promoted to Senior VP of Operations & Marketing in 2007, and was further promoted to Chief Operating Officer and Chief Marketing Officer in 2009. Ms. Berg also serves as the Corporate Secretary. Ms. Berg has over 20 years of business experience in a variety of industries, with proven track record in building a startup company from the ground up. She has been working alongside the CEO since inception, making sure that the Company remains focused on its goals and the founder’s vision realized. Ms. Berg manages the Company’s day-to-day operation, formulating policies and procedures, managing human resources, and accounting and finance. Ms. Berg has extensive experience in developing and implementing results-driven marketing communications plans for lead/sales generation, building brand, brand revitalization, and customer retention in a wide-range of industries. She has been instrumental in the Company’s messaging and image building. Ms. Berg served as the Director of Marketing at Cygnus Business Media from 2003 to 2004 and at Penton Media from 2001 to 2003. She has also worked in the high-tech industry at Metricom, serving as Marketing Programs/Channel Marketing Manager from 1999 to 2001, and Spectra-Physics Lasers, serving as Marketing Communications Specialist from 1991 to 1999. Ms. Berg received her B.A. in Management from St. Mary’s College in California.

Richard Gibson joined Iveda in October 2011 as Senior Vice President of Global Sales & Support. Mr. Gibson comes to Iveda with 30 years’ experience in IT, networks, and security. He has held leadership positions in large companies such as IBM and Motorola, as well as in several smaller companies. From 2008 up to just before Mr. Gibson joined Iveda in October 2011, he was Senior Vice President of Sales and Service at SEER Technology, Inc. From 2005 to 2008, Mr. Gibson provided consulting services in sales, marketing, start-up funding, and business plan development to small technology companies. Mr. Gibson worked at CYBERAIR Technologies, Inc. from 2003 to 2005 as Senior Vice President of Sales and Marketing. From 1999 to 2003, he worked for Motorola Global Infrastructure Solutions as Director of Business Development. From 1997 to 1999, Mr. Gibson worked for NETSAFE and INTERCELL in sales and marketing executive roles. Mr. Gibson held sales and marketing management positions at Motorola Government Electronics from 1992 to 1997. He started his professional career at IBM as Senior Market Representative from 1988 to 1992 and Systems Engineer from 1979 to 1988. Mr. Gibson is managing the company’s sales organization, including direct, resellers, and distribution channels. He is also managing Iveda’s strategic sales initiatives in the U.S. and overseas. Mr. Gibson is in charge of establishing and enhancing new sales and customer service methodologies, systems, and organization. Mr. Gibson received his MBA degree at Thunderbird School of International Management in Glendale, Arizona, specializing in the Asia region. He earned his undergraduate Bachelor of Science in International Relations degree from the University of Minnesota in Minneapolis, Minnesota, graduating summa cum laude. He also completed IBM’s Internal Graduate School program at IBM Systems Research Institute.

11

Dave Rovai joined Iveda in 2008 as Manager of Information Technology. He was promoted to Director of Information Technology in 2011. Mr. Rovai has built a team of developers and network engineers instrumental in building Iveda’s enterprise-class cloud-based video surveillance infrastructure, critical to the success of the of the Company’s video surveillance services. Mr. Rovai has over 23 years of IT experience and held various technical and management positions from medium-size to large-size corporations. In the last six years prior to Mr. Rovai joining Iveda, he took hiatus in IT and became a realtor to take advantage of the booming real estate market in Arizona at that time. Prior to this, he was Director of Data Center Operations at Intertrust Information Systems for about a year in 2001. From 2000 to 2001, Mr. Rovai worked at PublishOne as Director of IS. From 1999 to 2000, he was Manager of Systems Engineering at Convergent Communications and Lead Systems Engineer from 1997 to 1999. Mr. Rovai had a long career in IT at Rolm from when it was an independent corporation, until it became a division of IBM then Siemens: Siemens Business Communications Systems as Manager of NT Services from 1996 to 1997, from 1994 to 1996 as Senior Systems Engineer and from 1993 to 1994 as Systems Support Programmer; Rolm (A Siemens Company) from 1990 to 1993 as Data Center Manager and from 1989 to 1990 as Manager Technical Service Center; Rolm (A Division of IBM) as Support Engineer from 1987 to 1989; Rolm Corporation as Communications Engineer from 1981 to 1987 and from 1980 to 1981 as Marketing Support Engineer. He managed Network, Server (Unix and Microsoft) consultants, customer projects consisting of complete IT outsourced relationships, company moves, and infrastructure rollouts. Mr. Rovai was instrumental in the IBM conversion from a mainframe-based company to a client server NT based nationwide rollout. Mr. Rovai has a wealth of experience in building IT infrastructure, network security, telephony, system administration, design, implementation, and data center management. Mr. Rovai has numerous technical certifications from AT&T, ROLM, Microsoft, APC and a project management certification from UC Berkeley.

Lynne Phillis was appointed as Controller of Iveda on August 1, 2011. Ms. Phillis is responsible for all accounting and finance matters of the Company, including day-to-day accounting matters, preparation of financial statements, audits, filings of accounting and financial statements with the United States Securities and Exchange Commission, and assisting with the consolidation of the Company’s financials with those of MegaSys. Ms. Phillis also assists Ms. Berg with matters relating to human resources. Ms. Phillis has over 20 years of experience in accounting and finance. Ms. Phillis joined the Company from Medtronic Inc., where she served as Controller and Senior Sales Analyst of the Spinal and Biologics unit from 2006 to 2011. Medtronic Inc. is a Fortune 500 company that develops medical devices and technologies. Prior to that, from 2004 to 2006, Ms. Phillis served as Controller of MDS Communications Corporation, which provides telephone fundraising services to non-profit organizations. From 2001 to 2003, Ms. Phillis served as Senior Accountant and Financial Analyst of Simula Automotive Safety Devices, Inc., which designs and manufactures transportation safety devices. Prior to that, Ms. Phillis served as Accountant at MicroAge (1999 to 2001), Accounting Manager at National IPF Company (1997 to 1999), Senior Accountant at Applied Risk Management, Inc. (1995 to 1997), and Accounting Manager at Sippin Bros. Oil Company, Inc. (1992 to 1995). Ms. Phillis began her career at the national public accounting firm McGladrey & Pullen, where she served as Senior Accountant from 1988 to 1992. Ms. Phillis received her Bachelor of Science in Business Administration and Accounting from Bryant University in Smithfield, Rhode Island.

12

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Iveda’s common stock as of May 1, 2012, for (i) each person known by Iveda to be a beneficial owner of five percent or more of the outstanding common stock of Iveda; (ii) each executive officer and director; and (iii) all directors and executive officers of Iveda as a group. As of May 1, 2012 Iveda had 24,209,770 shares of common stock outstanding, options to purchase 4,042,762 shares of common stock outstanding, and warrants to purchase 1,612,778 shares of common stock outstanding.

Name of Beneficial Owner	Position	Amount of Shares of Common Stock	Options or Warrants to Purchase Common Stock	Total Beneficial Ownership (1)	Percent of Class (1)
David Ly (2)	CEO, Director, President	3,185,181	300,000	3,485,181	14.4%
Luz Berg (2)	COO, CMO & Secretary	0	1,422,183	1,422,183	5.9%
Lynne Phillis (2)	Controller	-	50,000	50,000	0.2%
Joseph Farnsworth (2)	Director	79,958	227,500	307,458	1.3%
Gregory Omi (2)	Director	903,859	180,000	1,083,859	4.5%
James D. Staudohar (2)	Director	0	105,000	105,000	0.4%
Robert Gillen (2)	Director	1,301,140	95,000	1,396,140	5.8%
Chen-Ho (Alex) Kuo (2)	Director, Chief Strategy Officer	300,000	150,000	450,000	1.9%
Alejandro Franco (2)	Director	250,000	50,000	300,000	1.3%
All directors and officers as a group		6,020,138	2,579,683	8,599,821	35.7%
William A. Walsh (3)		2,100,000	0	2,100,000	8.7%

(1)	Reflects ownership of securities of Iveda on a fully-diluted basis.
(2)	The address for each of these individuals is c/o Iveda Solutions, 1201 S. Alma School Road, Suite 8500, Mesa, AZ 85210.
(3)	The address for Mr. Walsh is 117 North 2nd Avenue, Sterling, Colorado 80751.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission (the “Commission”) initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us.

We believe that Iveda’s executive officers, directors and 10% shareholders timely complied with their filing requirements during the year ended December 31, 2011, with the following exceptions: 1) on June 30, 2011, Mr. Alex Kuo filed an untimely Form 4 with respect to a transaction that occurred on June 20, 2011; 2) on October 31, 2011, Mr. Richard Gibson filed an untimely Form 4 with respect to a transaction that occurred on October 24, 2011; 3) on November 21, 2011, Mr. Robert Gillen filed an untimely Form 4 with respect to a transaction that occurred on October 24, 2011; and 4) on November 15, 2011, Mr. Alejandro Franco filed an untimely Form 4 with respect to a transaction that occurred on November 7, 2011.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Philosophy and Overview

The Company believes that it is important to design a compensation program that supports the Company’s business strategy. As a result, our compensation program emphasizes performance-based compensation and is designed to support the Company’s business goals, promote short- and long-term growth, and attract, retain, and motivate key talent. The compensation program has three components:

(1)	base salary;
(2)	bonus awards; and
(3)	long-term performance incentives.

The Company believes that our executive officers and other key employees should have a portion of their potential annual compensation tied to our profitability and other Company goals. Additionally, we seek to align the ability to earn long-term incentives directly with the interests of our stockholders through the use of equity-based incentives. The Company strives to ensure compensation is competitive with companies similar to Company; however, the Company acknowledges that base salaries are currently below market.

13

Summary Compensation Table

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during our past two fiscal years awarded to, earned by, or paid to each of the individuals listed in the Summary Compensation Table below. Salary and other compensation for these officers and former officers were set by the Board of Directors. Iveda has historically suffered severe shortages in cash and has structured its compensation policies to minimize salaries and focus instead on reward of equity.

Name and Principal Position	Year	Salary		Bonus		Stock awards	Option Awards		Nonequity incentive plan compensation	Nonqualified deferred compensation earnings	Total
David Ly	2011	$118,654		$41,981	(6)	-	$115,500	(4)	-	-	$276,135
Chairman, CEO, President	2010	$115,538	(1)	$27,070	(5)	-	-		-	-	$142,608
Luz Berg	2011	$116,923		$23,174	(7)	-	$192,500	(4)	-	-	$332,597
COO, CMO, Secretary	2010	$122,308	(2)	$27,070	(5)	-	-		-	-	$149,378
Lynne Phillis	2011	$26,250		-		-	$20,750	(4)	-	-	$47,000
Controller(8)	2010	-		-		-	-		-	-	-
Steven Wollach	2011	$49,782		-		-	-		-	-	$49,782
CFO, Treasurer(3)	2010	$40,076		-		-	$57,827	(4)	-	-	$97,903

(1)	2010 salary compensation includes $13,539 in deferred salary from 2009.
(2)	2010 salary compensation includes $20,308 in deferred salary from 2009.
(3)	Mr. Wollach was appointed as the Company’s Chief Financial Officer on July 22, 2010. Mr. Wollach received an initial salary of $85,000 per year and received options to purchase 200,000 shares of the Company’s common stock. On October 14, 2010, the Compensation Committee approved (i) an increase in Mr. Wollach’s salary to $100,000, effective October 3, 2010, and (ii) the grant of options to purchase 100,000 shares of the Company’s common stock. Mr. Wollach left the Company on May 13, 2011.
(4)	See Note 7 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, filed in this report, for information regarding assumptions underlying the valuation of equity awards.
(5)	Net bonus of $25,000 was grossed up for taxes.
(6)	Net bonus of $25,000 was grossed up for taxes.
(7)	Net bonus of $15,000 was grossed up for taxes.
(8)	Ms. Phillis was hired as the Company’s Controller on August 1, 2011. Ms. Phillis receives an annual salary of $65,000 and received options to purchase 50,000 shares of the Company’s common stock.

Outstanding Equity Awards at Fiscal Year Ended December 31, 2011

The following table summarizes the outstanding equity award holdings held by our named executive officers.

Name	Number of Securities Underlying Unexercised Options/ Warrants (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
David Ly, Chairman, CEO & Pres.	300,000(5) (options)	–	–	$1.00	6/20/21
Luz Berg,	256,140(1) (warrants)	–	–	$0.10	12/30/16
COO, CMO,	240,331(2) (warrants)	–	–	$0.10	9/10/17
& Secretary	425,712(3) (options)	–	–	$0.10	4/10/18
	500,000(4) (options)	–	–	$1.00	6/20/21
Lynne Phillis, Controller	50,000(6)	–	–	$1.10	8/04/21
Steven Wollach, CFO & Treasurer	0(5) (options)	–	–

14

(1)	The warrants became fully vested on December 30, 2006.
(2)	The warrants became fully vested on September 10, 2007.
(3)	The options became fully vested on April 10, 2008.
(4)	The options became fully vested on June 20, 2011.
(5)	300,000 options were canceled as of December 31, 2011 for failing to exercise options as indicated on the 2010 Option Plan.
(6)	The options become fully vested on August 4, 2015

Equity Compensation Plans (As of December 31, 2011)

On October 15, 2009, the Company adopted the 2009 Stock Option Plan (the “2009 Option Plan”), pursuant to which it may grant equity awards to eligible persons. The 2009 Option Plan allows the Board of Directors to grant options to purchase up to 1,500,000 shares of common stock to directors, officers, key employees, and service providers of the Company. As of December 31, 2011, options to purchase 1,166,729 shares were outstanding under the 2009 Option Plan.

On January 18, 2010, the Company adopted the 2010 Stock Option Plan (the “2010 Option Plan”), which allows the Board of Directors to grant options to purchase up to 1,000,000 shares of common stock to directors, officers, key employees, and service providers of the Company. In 2011, the 2010 Option Plan was amended to increase the number of shares issuable under the 2010 Option Plan to 3,000,000 shares. The Board of Directors has approved the increase of the number of shares issuable under the 2010 Option Plan to 13,000,000 shares, subject to shareholder approval at this Annual Meeting. The shares under the 2010 Option Plan are registered with the SEC under Forms S-8 filed on February 2, 2010 and June 24, 2011. As of December 31, 2011, options to purchase 2,496,450 shares were outstanding under the 2010 Option Plan.

The Company has also periodically issued warrants to purchase shares of common stock as equity compensation to officers, directors, employees, and consultants. As of December 31, 2011, warrants to purchase 1,612,778 shares of common stock were outstanding, all of which were issued either as equity compensation or in connection with financing transactions. Terms of these warrants are comparable to the terms of the outstanding options.

Option Exercises and Stock Vested

There were no exercises of stock options by any of our named executive officers during the last fiscal year. On May 3, 2011, prior to his appointment to our Board of Directors, the Company issued Mr. Alex Kuo 250,000 shares of Iveda common stock in exchange for his services to Iveda, which have included business development, introducing strategic alliance opportunities in Asia, and facilitating the Megays acquisition. On November 2, 2011, the Company issued 250,000 shares of Iveda common stock to Amextel, which is owned by our board member Mr. Alejandro Franco, in exchange for consulting services relating to international sales and business development and strategic alliance opportunities. Other than as described above, the Company has not issued any stock that could vest during the last fiscal year.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

The Company has provided surveillance services since 2005 at a pre-established rate to entities owned by Ross Farnsworth, either through a family partnership or through his majority owned limited liability company, and subsequently Ross Farnsworth became a shareholder of the Company in 2006. Mr. Farnsworth’s holdings have always been less than 5% of the Company’s outstanding stock, but the revenue for the year ended December 31, 2011 and the year ending 2010 was $68,119 and $69,495, respectively, and there was a trade accounts receivable balance of $5,859 and $5,859 at December 31, 2011 and December 31, 2010, respectively.

 On September 15, 2010, the Company entered into a Line of Credit Promissory Note with Greg Omi, one of the Company’s directors, that provides for borrowings of up to $350,000 to be used for the sole purpose of purchasing equipment, software and other infrastructure-related items. The advances bear interest at a rate of 18% annually and are secured by receivables from the contract. Any principal balance of the line of credit is due and payable no later than six months after each disbursement. As of December 31, 2011, there was zero balance under the line of credit.

In September 2010, Sysan Limited, which is owned by Alex Kuo (a director of the Company) and his spouse, invested $50,000 in Iveda in exchange for 50,000 Iveda shares. In May 2011, Mr. Kuo was also issued 250,000 shares of Iveda common stock in exchange for his services to the Company, which have included business development, introducing strategic alliance opportunities in Asia, and facilitating the Megays acquisition.

On November 2, 2011, the Company entered into a Consulting Agreement with Amextel, which is owned by Alejandro Franco, a member of our Board of Directors. Under the Consulting Agreement, Mr. Franco agrees to provide consulting services to the Company related to international sales and business development and strategic alliance opportunities in exchange for 250,000 shares of Iveda common stock and 20% of revenues derived from customers facilitated by Mr. Franco. For funding sources provided by Mr. Franco, Mr. Franco will receive warrants to purchase Iveda common stock in amounts to be negotiated at that time.

15

AUDIT COMMITTEE REPORT

The Audit Committee was formed in February 2010 and oversees the Company’s financial reporting process and compliance with the Sarbanes-Oxley Act of 2002 on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

Regarding the Company’s fiscal year ending on December 31, 2011, with respect to the Company’s audited financial statements, management of the Company represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed those financial statements with management. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

The Audit Committee received the written disclosures from the Company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence. Discussions With Audit Committees), as modified or supplemented, and discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2011, be included in the Company’s Annual Report on Form 10-K, as amended, for that fiscal year.

The Audit Committee members for fiscal year 2011 were James Staudohar (Chairman) and Joseph Farnsworth. Robert Gillen was appointed to the Audit Committee in March 2012.

16

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF COMPANY INDEPENDENT PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The Audit Committee has appointed Albert Wong & Co. (“AW”) as independent auditors for the 2012 fiscal year. AW will audit the Company’s consolidated financial statements for the 2012 fiscal year and perform other services. While stockholder ratification is not required by the Company’s Bylaws or otherwise, the Board of Directors is submitting the selection of AW to the stockholders for ratification as a good corporate governance practice. If the stockholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain AW. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accountant or auditor at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Change in Accountants

Farber Hass Hurley LLP (“FHH”) previously served as our independent auditor. As previously reported on a Form 8-Ks filed October 21, 2011 and November 2, 2011, pursuant to a mutual arrangement among the Company, FHH, and AW, and with the approval of the Company’s Audit Committee, effective October 17, 2011, FHH resigned as the Company’s principal accounting firm and AW was appointed as the Company’s new principal accounting firm. The chief purpose of the change was to achieve efficiencies and cost savings for the Company. Since 2008, AW has served as the principal accounting firm for Sole Vision Technologies (“MegaSys”), a Taiwanese corporation that was acquired by the Company in April 2011. Since MegaSys’ operations are currently larger than the Company’s U.S. operations, the Company will achieve efficiencies and cost savings by having AW, which is Hong-Kong based, serve as its lead accounting firm.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2010, and through October 17, 2011, there were no disagreements between the Company and FHH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to FHH’s satisfaction, would have caused FHH to make reference the subject matter of the disagreement in connection with its audit reports on the Company’s financial statements. None of the reportable events set forth in Item 304(a)(1)(iv) or (v) of Regulation S-K occurred during the period in which FHH served as the Company’s independent registered public accounting firm.

The audit reports of FHH on the Company’s financial statements as of and for the fiscal year ended December 31, 2010 did not contain an adverse opinion or disclaimer of opinion, however, each of the audit reports was modified to note that the significant net losses incurred since inception raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements for each of those fiscal years did not include adjustments that might result from the outcome of those uncertainties.

The Company provided FHH a copy of its disclosures prior to their filing with the Securities and Exchange Commission and requested that FHH furnish a letter addressed to the Securities and Exchange Commission stating whether FHH agrees with the statements made herein. A copy of FHH’s letters were filed as exhibits to the aforementioned Form 8-K on October 21, 2011 and November 2, 2011, as permitted by Item 304(a)(3) of Regulation S-K.

Prior to October 17, 2011, the date that AW was retained as the independent registered public accounting firm of the Company:

(1) The Company did not consult AW regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements;

(2) Neither a written report nor oral advice was provided to the Company by AW that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Company did not consult AW regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Attendance at Annual Meeting

A representative of AW is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees Billed to the Company in fiscal years 2011 and 2010

The Company paid or accrued the following fees in each of the prior two fiscal years to its independent auditor, AW, and its prior independent auditor, FHH:

17

Services Provided	2011	2010
Audit Fees (1)	$116,000	$60,000
Audit-Related Fees	$11,550	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$127,550	$60,000

(1)	Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants, AW. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification. All of the services provided by AW and FHH described above were approved by the Audit Committee.

AW and FHH did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of AW to audit the Company’s books and accounts for the fiscal year ending December 31, 2012.

Recommendation of Board of Directors

The Board of Directors unanimously recommends that you vote FOR the ratification of AW as the Company’s independent auditors.

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT TO THE 2010 STOCK OPTION PLAN

General

The Company is seeking the approval of the stockholders to amend the Company’s 2010 Stock Option Plan, as amended (the “2010 Option Plan”) to increase the maximum aggregate number of shares of the Company’s common stock that may be issued under the 2010 Option Plan from Three Million (3,000,000) to Thirteen Million (13,000,000). In connection therewith, the Company is also seeking the approval of the stockholders to amend the 2010 Option Plan to increase the maximum aggregate number of shares of the Company’s common stock that may be issued as Incentive Stock Options under the 2010 Option Plan from One Million (1,000,000) to Ten Million (10,000,000). The Board of Directors approved the amendments described above on March 26, 2012.

The full text of the 2010 Option Plan, as amended, is set forth in Appendix A to this Proxy Statement. This Proposal would amend the text of Section 4.1 of the 2010 Option Plan as follows:

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Thirteen Million (13,000,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof, and the maximum aggregate number of shares of Stock that may be issued as Incentive Stock Options under the Plan shall be Ten Million (10,000,000) (the “ISO Share Issuance Limit”). If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company at the Optionee’s exercise price, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

Background and Reason for the Amendment

As of May 1, 2012, awards covering 2,865,033 shares were issued and outstanding under the 2010 Option Plan, leaving only 134,967 shares available for future grants.

18

The purpose of the 2010 Option Plan is to advance the interests of the Company and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Company. The Company believes that the effective use of equity compensation has been integral to the Company’s past development and success and is vital to the Company’s continued growth and future performance. The Company believes that the increase in the authorized number of shares under the 2010 Option Plan is necessary in order to provide enough shares to continue to advance and achieve the goals our equity compensation program. In addition, the increase will allow the Company to continue to use equity compensation as compensation for services rendered by consultants and in connection with potential merger and acquisition activities. The Board of Directors anticipates that the increase in the number of shares issuable under the 2010 Plan will be sufficient for the forseeable future and will reduce potential fees and costs associated with future amendments to the Plan.

The following table summarizes the options granted under the Company’s equity compensation plans, as well as warrants granted outside the Plan as of December 31, 2011. The shares covered by outstanding options are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by shareholders (2009 Plan)	1,166,729	$0. 81	0
Equity compensation plans approved by shareholders (2010 Plan)	2,496,450	$0.81	465,800
Equity compensation plans not approved by shareholders	1,612,779	$0.77	–
Total	5,655,540	$0.80	465,800

General Description of the 2010 Option Plan

The following is a summary of the material provisions of the 2010 Option Plan, which is qualified in its entirety by reference to the specific provisions of the 2010 Option Plan, as amended, the full text of which is set forth in Appendix A to this Proxy Statement. Capitalized terms used, but not defined, in this Proposal have the meaning given them in the 2010 Option Plan.

Administration. The 2010 Option Plan is administered by the Company’s Board of Directors, which has the power to determine all questions of interpretation of the 2010 Option Plan or of any Option, such decisions being final and binding upon anyone having an interest in the 2010 Option Plan or Options under the 2010 Option Plan. The Board of Directors also has the power to determine the persons to whom, and the time at which, Options are granted, including the number of shares to be granted, to designate Options as Incentive Stock Options or Nonstatutory Stock Options, and to determine the Fair Market Value of shares of Stock or other property. The Board of Directors has the power to determine the terms of any awards granted under the 2010 Option Plan, including, without limitation, the manner of exercise, the method of payment, the method for satisfaction of any tax withholding, time of expiration, and vesting criteria. The Board of Directors may also approve one or more forms of Option Agreement, and may amend, modify, extend, cancel or renew any Option, or accelerate, continue, extend or defer the exercisability of any Option. The Board of Directors maintains the power to prescribe, amend or rescind rules, guidelines and policies relating to the 2010 Option Plan, and to correct any defect, supply any omission, or reconcile any inconsistency in the 2010 Option Plan or any Option Agreement, and may take any other actions regarding the 2010 Option Plan or any Option as the Board of Directors deems advisable, so long as such actions are not inconsistent with the provisions of the 2010 Option Plan.

Grant of Awards and Shares Available for Awards. The 2010 Option Plan provides for the grant of Incentive Stock Options and Nonstatutory Stock Options to Employees, Consultants and Directors of the Participating Company Group. A total of 3,000,000 shares of common stock are currently available for issuance under the 2010 Option Plan, of which a maximum of 1,000,000 may be issued as Incentive Stock Options. Shareholder approval of this Proposal would increase the maximum aggregate number of shares of common stock available for issuance under the 2010 Option Plan to 13,000,000, of which a maximum aggregate number of 10,000,000 may be issued as Incentive Stock Options.

•	Options. Under the 2010 Option Plan, Options will be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as determined by the Board of Directors. In addition, no Incentive Stock Option will be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, no Incentive Stock Option granted to a Ten Percent Owner Optionee will be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Any Option granted according to the 2010 Option Plan will terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions. Outstanding Options that for any reason expire or are terminated or canceled, or Stock acquired upon the exercise of an Option subject to a Company repurchase option at the Optionee's exercise price, will again be made available for issuance under the 2010 Option Plan.

19

•	Transferability. Options are only exercisable only by the Optionee or the Optionee’s guardian or legal representative, and are only assignable and transferable by will or the laws of descent and distribution, with the exception that, to the extent permitted by the Board of Directors, a Nonstatutory Stock Option is assignable or transferable subject to Rule 701 under the Securities Act and the General Instructions to Form S-8 Registration Statement under the Securities Act.

•	Fair Market Value Limitation. If options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the 2010 Option Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than one hundred thousand dollars ($100,000.00), the portions of such options which exceed such amount will be treated as Nonstatutory Stock Options, subject to any amendment to the Internal Revenue Code that provides for a different limitation amount. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in section 5.3 of the 2010 Option Plan, the Optionee may designate which portion of the Option the Optionee is exercising. In the absence of such designation, the Optionee will be deemed to have exercised the Incentive Stock Option portion of the Option first.

Eligibility. Options may be granted only to Employees, Consultants, and Directors, including prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible people may be granted more than one (1) Option. Eligibility does not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option. Further, any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee will be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of that date.

Termination and Amendment. The Board of Directors may terminate or amend the 2010 Option Plan at any time. No termination or amendment of the 2010 Option Plan will affect any then outstanding Option unless expressly provided by the Board of Directors. In any event, no termination or amendment of the 2010 Option Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless the termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

A copy of the 2010 Option Plan, as amended, is attached as Appendix A.

Recommendation of Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the amendment to the 2010 Stock Option Plan.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Company’s 2012 proxy statement. Any such proposal must be received by the Company not later than January 14, 2013. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities law. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a stockholder.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any business other than the proposals discussed above that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

20

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K, as amended, for fiscal year 2011 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2011 with the Securities and Exchange Commission. A stockholder also may obtain a copy of the Company’s Annual Report on Form 10-K, as amended, at no charge, or a copy of exhibits thereto for a reasonable charge, by writing to Iveda Solutions, Inc., 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, THE COMPANY HOPES THAT YOU WILL HAVE YOUR STOCK REPRESENTED BY COMPLETING, SIGNING, DATING AND RETURNING YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

IVEDA SOLUTIONS, INC., a Nevada corporation

By:	/s/ David Ly
David Ly, Chief Executive Officer, President and Chairman

By:	/s/ Lynne Phillis
Lynne Phillis, Controller, Principal Accounting Officer and Treasurer

May 14, 2012

Mesa, Arizona

21

PROXY

IVEDA SOLUTIONS, INC.

1201 S. ALMA SCHOOL RD., SUITE 8500

MESA, ARIZONA 85210

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS ON JUNE 19, 2012.

The undersigned does hereby appoint David Ly, Luz Berg and Lynne Phillis as agents and proxies of the undersigned, with full power of substitution, to represent and to vote, as designated below, all the shares of Common Stock of Iveda Solutions, Inc. (the “Company”) held of record by the undersigned on May 7, 2012 (the “Record Date”) in connection with the proposals presented at the Company’s Annual Meeting of Stockholders to be held on June 19, 2012 at 3 p.m., Mountain Standard Time, at 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210, or any adjournment or postponement thereof, all as more fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement dated May 14, 2012, hereby revoking all proxies heretofore given with respect to such shares.  The Board of Directors recommends a vote “FOR” Proposals 1-3.

PROPOSAL 1

ELECTION OF DIRECTORS:	FOR all nominees listed below ☐	WITHHOLD AUTHORITY ☐
	(EXCEPT AS MARKED TO THE CONTRARY BELOW)	TO VOTE FOR ALL NOMINEES LISTED BELOW

(Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.)

DAVID LY, JAMES D. STAUDOHAR, GREGORY OMI, JOSEPH FARNSWORTH, ROBERT GILLEN, CHEN-HO (ALEX) KUO, and ALEJANDRO FRANCO

PROPOSAL 2

TO CONSIDER AND VOTE UPON A PROPOSAL TO RATIFY THE APPOINTMENT OF ALBERT WONG & CO. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 3

TO APPROVE THE AMENDMENT TO THE 2010 STOCK OPTION PLAN INCREASING THE MAXIMUM AGGREGATE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK THAT MAY BE ISSUED UNDER THE 2010 STOCK OPTION PLAN TO THIRTEEN MILLION (13,000,000).

FOR ☐	AGAINST ☐	ABSTAIN ☐

The undersigned hereby revokes any proxy heretofore given with respect to such shares and confirms all that said proxy, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy CARD will be voted “FOR” (1) the election of all directors, (2) ratification of the appointment of Albert Wong & Co. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012, and (3) approval of the amendment to the Company’s 2010 Stock Option Plan. The undersigned hereby acknowledges receipt of the Company’s Notice of Annual Meeting of Stockholders to be held on June 19, 2012, the Company’s Proxy Statement dated May 14, 2012 (and the accompanying proxy card), and the Company’s 2011 Annual Report to Stockholders.

Dated May 14, 2012

(Signature)	_________________________________________

(Print Name)	_________________________________________

(Additional signature, if held jointly)	_________________________________________

(Title, if applicable)	_________________________________________

Please date and sign exactly as your name appears hereon. If your shares are held as joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian or in any similar capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving title. If a partnership, please sign in partnership name by an authorized person

PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

APPENDIX A

2010 Stock Option Plan, as amended

IVEDA CORPORATION

2010 STOCK OPTION PLAN

1. Establishment, Purpose and Term of Plan.

1.1 Establishment. The Iveda Corporation 2010 Stock Option Plan (the “Plan”) is hereby established effective as of January 18, 2010 (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company. The Company intends that the Plan comply with Section 409A of the Code, including any amendments or replacements of such section, and the Plan shall be so construed.

2. Definitions and Construction.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly, through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(c) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(d) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(e) “Company” means Iveda Corporation, a Nevada corporation, or any successor corporation thereto.

(f) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(g) “Director” means a member of the Board or of the board of directors of any other Participating Company.

(h) “Disability” means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee’s position with the Participating Company Group because of the sickness or injury of the Optionee.

(i) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the New York Stock Exchange, the NASDAQ Global Market, the NASDAQ Global Select Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii) If the Stock is not listed on an established stock exchange or national market system, but the Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Stock on such date, the high bid and low asked prices for a share of Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system or regularly quoted by a recognized securities dealer, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and subject to compliance with Section 409A of the Code.

(l) “Incentive Stock Option” means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(m) “Insider” means an Officer, Director of the Company, or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(n) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

(o) “Officer” means any person designated by the Board as an officer of the Company.

(p) “Option” means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(q) “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of “Notice of Grant of Stock Option” and a form of “Stock Option Agreement” incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

(r) “Optionee” means a person who has been granted one or more Options.

(s) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(t) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(u) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(v) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(w) “Securities Act” means the Securities Act of 1933, as amended.

(x) “Service” means an Optionee’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. An Optionee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee’s Service. Furthermore, an Optionee’s Service shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Optionee’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee’s Option Agreement. The Optionee’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee’s Service has terminated and the effective date of such termination.

(y) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(z) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(aa) “Ten Percent Owner Optionee” means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 424 of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. Administration.

3.1 Administration by the Board. The Board shall administer the Plan. The Board shall determine all questions of interpretation of the Plan or of any Option, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

(b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee’s termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

(e) to approve one or more forms of Option Agreement;

(f) to amend, modify, extend, cancel or renew any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

(g) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee’s termination of Service with the Participating Company Group;

(h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

(i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.4 Administration with Respect to Insiders; Limitations Applicable to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3. Notwithstanding any other provision of the Plan, the Plan, and any Option granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

3.6 At-Will Employment. Nothing in the Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a Director or Consultant for, a Participating Company, or shall interfere with or restrict in any way the rights of a Participating Company, which rights are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Optionee and a Participating Company.

3.7 Repricing. The Board shall have the authority, without the approval of the shareholders of the Company, to amend any outstanding Option to increase or reduce the price per share or to cancel and replace an Option with the grant of an Option having an exercise price per share that is less than, greater than or equal to the price per share of the original Option.

4. Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Thirteen Million (13,000,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof, and the maximum aggregate number of shares of Stock that may be issued as Incentive Stock Options under the Plan shall be Ten Million (10,000,000) (the “ISO Share Issuance Limit”). If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company at the Optionee’s exercise price, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure. Subject to any required action by the shareholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Issuance Limit set forth in Section 4.1, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5. Eligibility and Option Limitations.

5.1 Persons Eligible for Options. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Option. However, eligibility in accordance with this Section shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option.

5.2 Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

5.3 Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000.00), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6. Terms and Conditions of Options.

Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, shall evidence Options. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Board, subject to compliance with Section 409A of the Code; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the Fair Market Value of a share of stock on the effective date of the grant if the option is a Nonstatutory Stock Option.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) provided that the Optionee is an Employee (unless otherwise not prohibited by law, including, without limitation, any regulation promulgated by the Board of Governors of the Federal Reserve System) and in the Company’s sole discretion at the time the Option is exercised, by delivery of the Optionee’s promissory note in a form approved by the Company for the aggregate exercise price, provided that, if the Company is incorporated in the State of Delaware, the Optionee shall pay in cash that portion of the aggregate exercise price not less than the par value of the shares being acquired, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration. Notwithstanding any other provision of the Plan to the contrary, no Optionee who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Options granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

(iii) Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company’s securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

6.4 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Optionee has satisfied the Participating Company Group’s tax withholding obligations.

6.5 Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

6.6 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement or in some other written document or agreement with reference to the Option, an Option shall be exercisable after an Optionee’s termination of Service only during the applicable time period determined in accordance with this Section 6.6 and thereafter shall terminate:

(i) Disability. If the Optionee’s Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Optionee’s Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date. The Optionee’s Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months (or such longer period of time as determined by the Board, in its discretion) after the Optionee’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of this Option Agreement, if the Optionee’s Service is terminated for Cause, the Option shall terminate and cease to be exercisable on the effective date of such termination of Service. Unless otherwise defined in a contract of employment or service between the Optionee and a Participating Company, for purposes of this Option Agreement “Cause” shall mean any of the following: (1) the Optionee’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (2) the Optionee’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (3) the Optionee’s unauthorized use, misappropriation, destruction, or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Optionee’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (4) any intentional act by the Optionee which has a material detrimental effect on a Participating Company’s reputation or business; (5) the Optionee’s failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (6) any material breach by the Optionee of any employment or service agreement between the Optionee and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (7) the Optionee’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation, or moral turpitude, or which impairs the Optionee’s ability to perform his or her duties with a Participating Company.

(iv) Other Termination of Service. If the Optionee’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing (except Termination for Cause), if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 9 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

6.7 Transferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to Rule 701 under the Securities Act and the General Instructions to Form S-8 Registration Statement under the Securities Act.

7. Standard Forms of Option Agreement.

7.1 Option Agreement. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

7.2 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

8. Change in Control.

8.1 Definitions.

(a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; (ii) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 8.1(a)(i) or Section 8.1(a)(iii)) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (iii) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction: which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 8.1(a)(iii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or (iv) the Company’s shareholders approve a liquidation or dissolution of the Company.

(b) A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”). The Board shall have the right to determine whether multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive. The Board shall furthermore have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto. In addition, if a Change in Control constitutes a payment event with respect to any Option which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in this Section 8.1 with respect to such Option must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

8.2 Effect of Change in Control on Options.

(a) In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Optionee, either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiror’s stock. Any Options which are neither assumed or substituted for by the Acquiror in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control, provided, that, notwithstanding any other provision of the Plan to the contrary, the Board may, in its sole discretion, provide in any Option Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate, to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all of the outstanding Options and any shares acquired upon the exercise of such Options, subject to compliance with Section 409A of the Code. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

(b) The Board may, in its sole discretion and without the consent of any Optionee, determine that, upon the occurrence of a Change in Control, each or any Option outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option in (i) cash, (ii) stock of the Company, the Acquiror or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under the Option (the “Spread”). In the event such determination is made by the Board, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Optionees in respect of their canceled Options as soon as practicable following the date of the Change in Control.

9. Compliance with Securities Law.

The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

10. Termination or Amendment of Plan.

The Board may terminate or amend the Plan at any time. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

11. No Shareholders Rights.

Except as otherwise provided herein, an Optionee shall have none of the rights of a shareholder with respect to shares of Stock covered by any Option until the Optionee becomes the record owner of such shares of Stock.

12. Effect of Plans on Other Compensation Plans.

The adoption of the Plan shall not affect any other compensation or incentive plans in effect for any Participating Company.  Nothing in the Plan shall be construed to limit the right of any Participating Company:  (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of any Participating Company, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13. Governing Law.

The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Nevada without regard to conflicts of laws thereof.

14. Section 409A.

To the extent that the Board determines that any Option granted under the Plan is subject to Section 409A of the Code, the Option Agreement evidencing such Option shall incorporate the terms and conditions required by Section 409A of the Code.  To the extent applicable, the Plan and Option Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date.  Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Option may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Board may adopt such amendments to the Plan and the applicable Option Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (a) exempt the Option from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Option, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

15. No Rights to Options.

No Employee, Director, Consultant or other person shall have any claim to be granted any Option pursuant to the Plan, and neither the Company nor the Board is obligated to treat Employees, Directors, Consultants, Optionees or any other persons uniformly.

16. Relationship to Other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of any Participating Company except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

17. Expenses.

The expenses of administering the Plan shall be borne by the Participating Companies.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Iveda Corporation 2010 Stock Option Plan as duly adopted by the Board on January 18, 2010, as amended in April 2011 and March 2012.

Luz Berg, Secretary